================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 5, 2004
                              (September 30, 2004)

                             GREY GLOBAL GROUP INC.

             (Exact name of registrant as specified in its charter)

             Delaware                   0-7898                   13-0802840
--------------------------------------------------------------------------------
 (State or other jurisdiction of     (Commission               (IRS Employer
          incorporation)             File Number)            Identification No.)


                   777 Third Avenue, New York, New York 10017
                    (Address of principal executive offices)

                                 (212) 546-2000
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

================================================================================

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 30, 2004 Grey Global Group Inc. ("Company") entered into an agreement to extend through September 29, 2005 the Credit Agreement, dated as of December 21, 2001 (as subsequently amended), among the Company, HSBC Bank USA, Fleet National Bank and JP Morgan Chase Bank.

                            (Signature page follows)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GREY GLOBAL GROUP INC.

                                         By:  /s/ Steven G. Felsher
                                              -----------------------
                                              Name: Steven G. Felsher
                                              Title: Vice Chairman

Dated:  October 5, 2004